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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   February 19, 1999




                             HA-LO INDUSTRIES, INC.
                             ----------------------
             (Exact name of Registrant as Specified in Its Charter)




           ILLINOIS                       0-20758                 36-357412
         ------------                  ------------             -------------
(State or Other Jurisdiction of   (Commission file number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)






                  5980 WEST TOUHY AVENUE, NILES, ILLINOIS 60714
                  ---------------------------------------------
          (Address, including zip code, of principal executive offices)





                                 (847) 647-2300
                               ------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On February 19, 1999, HA-LO Industries, Inc., an Illinois corporation (the "Company"), effected a 3-for-2 stock split of its outstanding shares of common stock, no par value ("Common Stock"), in the form of a 50% stock dividend payable to shareholders of record on February 5, 1999. Prior to February 1999, the Company registered shares of Common Stock for resale by certain shareholders of the Company pursuant to numerous Registration Statements on Form S-3. Each Registration Statement incorporates by reference this Current Report on Form 8-K and is hereby deemed to cover the additional shares of Common Stock issued to the selling shareholders set forth in such Registration Statement as a result of the stock split.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HA-LO INDUSTRIES, INC.



                                         By: /s/ Gregory J. Kilrea
                                             -----------------------------------
                                             GREGORY J. KILREA,
                                             CHIEF FINANCIAL OFFICER

Date: March 23, 1999